Exhibit 32.2
CERTIFICATION PURSUANT TO
18 USC. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the report on Form 10-Q of Claire’s Stores, Inc. (the “Company”) for the quarterly period ended October 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Per Brodin, Chief Financial Officer of the Company, hereby certify, pursuant to 18 USC. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Per Brodin
J. Per Brodin
Chief Financial Officer
December 6, 2010

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